                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 29, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

          000-53041                                     20-2735046
  (Commission file number)                  (IRS employer identification no.)

         10868 189th Street, Council Bluffs, Iowa         51503
         (Address of principal executive offices)      (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_|  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

|_|  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

     On December 29, 2008,  Southwest Iowa Renewable Energy, LLC (the "Company")
released a  newsletter  to  investors  containing  the  report of the  Company's management  summarizing the status of construction of the Company's ethanol plant and other developments, as attached hereto at Exhibit 99.1.

     The exhibit  hereto shall not be deemed  "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  or otherwise  subject to the liabilities under that Section and shall not be deemed to be  incorporated  by  reference  into any  filing  of the  Company  under the
Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.  Other Events

     The  information  contained  under  Item  7.01 is  incorporated  herein  by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number      Description

     99.1           Newsletter  dated  December  29,  2008 from  Southwest  Iowa
                    Renewable Energy, LLC, as released on December 29, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                       By:  /s/ Mark Drake
                                          --------------------------------------
                                           Mark Drake
                                           President and Chief Executive Officer
Date: December 29, 2008                    (Principal Executive Officer)